UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 15, 2009


                             SUN RIVER ENERGY, INC.
             (Exact name of registrant as specified in its charter)

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              Colorado                           000-27485                        84-1491159
-------------------------------------      ----------------------      ---------------------------------

  (State or other jurisdiction of            (Commission File            (IRS Employer Identification
           incorporation)                         Number)                          Number)
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                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 422-8127
                                 --------------
               Registrant's telephone number, including area code


                                      N/A
                                    -------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                            SECTION 7 - REGULATION FD

Item 7.01 Regulation Fd Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On June 17, 2009, Sun River Energy, Inc. (the Company) made a press release regarding the execution of a Letter of Intent with Europa Securities, LLC. The text of the press release is attached hereto as Exhibit 99.1.

                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

Letter of Intent

On June 17, 2009, the Company entered into a Letter of Intent for Financing Agreement (LOI) with Europa Securities, LLC to place a $1 Million Bridge Financing with the Company to be followed by a second round of financing for $6 Million 8% Series A Preferred Convertible Preferred Stock. The completion of such financing is dependent upon the completion of due diligence and the execution of mutual satisfactory terms to both parties. The complete terms and rights of the Series A Convertible Preferred Stock has not been established by the Company's Board of Directors, at this time.

The LOI is effective till 30 days written notice is given by either party.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

  Exhibit No.                               Description

     10.1 Letter of Intent of Financing, by and between Sun River Energy, Inc. and Europa Securities, LLC, dated June 15, 2009*

     99.1           Press Release, dated June 15, 2009*

--------------------
*Filed herewith


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          SUN RIVER ENERGY, INC.


                                          By: /s/ Redgie Green
                                              ----------------------------------
                                              Redgie Green, President


                                          Date: June 17, 2009



















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